EXHIBIT 10.35

LEASE OF COMMERCIAL BUILDING (TRIPLE NET)

Effective Date: January 1, 2013	County & State where property is located:
Warren County, Kentucky

LESSOR	LESSEE
GC Royalty & Investment, LP (26-2157904)	Bayou City Exploration, Inc. (61-1306702)
632 Adams Street	632 Adams Street
Bowling Green, KY 42101	Bowling Green, KY 42101

Leased Premises address or location:
632 Adams Street, Bowling Green, KY 42101

Leased Premises legal description: See Attached.

Alterations to be made by Lessor: NONE

SECTION I

SPECIFIC PROVISIONS

1. Consideration,.

For valuable consideration Lessor leases to Lessee the leased premises, with improvements and personal property described above according to the terms herein set forth, a copy of which the Lessee acknowledged receipt,

2. Term of Lease.

This lease shall be effective for the term of three years. Beginning on January 1, 2013 and ending on December 31, 2015.

3.   Rent for Standard Lease.

Rent shall be due on the 5th day of each month. Beginning with the month of February, 2013. Lessee shall prepay the first and last months rent in advance. The total monthly amount for rent is calculated as follows:

Base monthly rent $15,000.00; Plus

Increase in real estate taxes or other taxes charged by the Lessor as a result of the ownership of the building; Plus

Sales or Transaction tax charged by any governmental entity on the rental transaction; Plus

Late payment penalty of 5% of each rent payment when the payment is made more than 10 days after it is due.

4.     Base Rent.

The Base Rent, as prescribed in paragraph three may be increased by percentage rent, cost of living increases, increase in the cost of fire insurance paid by Lessor, increases in taxes paid by Lessor, taxes on the transaction of the rental, and common area maintenance charges, if any, The base rent for the term shall be the monthly base rent multiplied by the number of months in the term of this lease.

5. Percentage of Rent: N/A

6. Cost of Living Escalation.

If paragraph three provides for increases in base rent because of cost of living increases, then this paragraph shall be applicable, Since the base rent is predicated upon the retail cost of living index remaining constant, then, should this lease be for more than one year, and should the Statistical Abstract of the United States, as published by the United States Government, evidence that on the January next following the first year of this lease the retail cost of living index has increased, then the amount of each rent payment shall be increased in that same percentage, beginning with the first payment due following the date that Lessor serves written notice to Lessee of this increase, with a copy or citation of the governmental reference reflecting and verifying the increase. Any increase in base rent from cost of living increases shall be retroactive to the date that the cost of living increase first became effective according to the government publication.

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7. Cost of Fire and Casualty Insurance.

Because this is a triple net lease, Lessor shall have no duty to pay, process or otherwise deal with fire and casualty insurance. Lessee shall provide fire and casualty insurance as provided in paragraph 15 (Provisions of Fire and Casualty Insurance). Lessor may pay the same on Lessee's behalf, and Lessee shall reimburse Lessor for the same or Lessor may reimburse itself therefor out of the rental payable hereunder by Lessee. Lessee shall save and hold Lessor harmless on account of any of these premiums. Lessee shall pay Lessor maximum legal interest on any monies that Lessor may advance on behalf of Lessee until these monies are repaid.

8. Costs of Taxes and Assessments.

Because this is a triple net lease, Lessee shall be responsible for all taxes and assessments levied against the real property, improvements thereon and personal property contained therein and all other taxes and assessments which may relate to the real property improvements or personal property contained therein and all increases related to all of these. Lessor may pay the same on the Lessee's behalf, and Lessee shall reimburse Lessor for the same or Lessor may reimburse itself therefore out of the rental payable hereunder by Lessee. Lessee shall hold harmless the Lessor on account of any of these taxes and assessments. Lessee shall pay Lessor maximum legal interest on my monies that Lessors may advance on behalf of Lessee until these monies are repaid.

If at any time during this lease the method or scope of taxation used at the commencement of this lease is changed so as to cause the method of taxation to be changed in whole or in part, so that in substitution for the real-estate taxes now assessed there may be in whole or in part a capitol levy or other imposition based on the value of the leased premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Lessor's real property comprising the demised premises, then and in such event, substituted tax or imposition shall be payable and discharged by the Lessee in the manner required pursuant to such la promulgated which shall authorize such change in the scope of the taxation, and as required by the terms and conditions within the lease.

Nothing in this lease contained shall require the Lessee to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of the Lessor, or Federal Income Tax, State Income Tax, or excess profits or revenue tax, unless such taxes are in substitution for real property taxes as a result of such change in the manner and scope of taxation.

9. Tax Protests by Lessee.

If the Lessee wishes to contest any assessment or levy of taxes on the leased premises, the Lessor covenants and agrees that it will lend its name and execute all necessary papers to aid the Lessee in contesting or litigating said assessment, provided, however, that said litigation or contest shall be at the cost and expense of the Lessee. Any resultant reduction or rebate of taxes, paid or to be paid by the Lessee, shall belong to the Lessee.

10. Sales and Transaction Tax.

If paragraph three provides that Lessee shall pay sales or transaction taxes, then this paragraph is applicable. Lessee shall pay with each rent payment the amount of any sales or transaction tax on the rental transaction. If any sales or similar tax shall be levied or assessed by the United State of America, any state, county, city, town, district or agency or instrumentality thereof, upon or against Lessor by reason of the execution of this lease, or upon the rentals thereby reserved, then and in such event, Lessee shall forthwith, upon demand by Lessor, reimburse Lessor for the amount of any such taxes or assessments paid by Lessor.

11. Security Deposit.

To insure the Lessee's prompt and full payment of the rent, and the faithful and timely performance of all provisions of this lease, and any extension or renewal thereof, Lessee shall pay a security deposit as set forth in paragraph 3 above. This deposit shall be provided by the purchase of an interest bearing Certificate of Depositor its equivalent or by placing the fund in an interest bearing savings account in the joint name of the Lessor and Lessee as provided in Section 4 paragraph 2. If any default shall be made on the performance of any of the covenants on the part of Lessee herein contained with respect to any item or items of the leased premises, Lessor shall be entitled to that portion of the fund as it is required to cover the default. Any such releasing of money from the fund for this purpose shall not be a defense to any action by Lessor arising out of said default; and, upon demand, Lessee shall restore the fund to the full amount set forth in this provision. Upon the expiration or earlier termination of this lease, or any extension or renewal thereof; provided that the Lessee has paid all the rent herein called for and fully preformed all of the other provisions of this lease on its part to be preformed, Lessor will release to Lessee any remaining balance in the fund, The party who is eventually entitled to the fund in whole or in part shall also be entitled to all the interest accrued or his pro rata share of the interest accrued.

12. Place of Paying Rent.

Lessee shall pay rent to the address of the Lessors as designated on page one of this lease, or to any newer address of which Lessor gives written notice to Lessee.

13. Lessee pays all expenses.

This lease shall in all respects be treated as a triple net lease with all costs and expenses paid for by Lessee, including, but not limited to, real and personal property taxes; fire, casualty, theft, and liability insurance; trash removal; water, gas, electricity and other utilities; repairs and maintenance and all improvements.

14. Maximum Legal Interest.

If any monies are owed under the terms of this lease, all of the provisions of the lease notwithstanding, the parties that the party owing sums to the other as a result of performances under the lease, shall incur as a penalty of the maximum legal rate of interest that is in effect at the actual time of the charge. Interest thus imposed shall also be charged on any costs, legal fees, or any other obligations arising out of this lease. If the laws of the state which govern this lease have no maximum legal interest rate, the rate shall be 10%.

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15. Provisions of Fire and Casualty Insurance Policies.

Lessee shall continually keep in force, during the term of this lease and during any extension or renewal thereof, fire and extended coverage insurance in the amount of no less than 80% of the full insurable value of the leased premises. Lessee shall provide fire insurance protection on Lessee's stock in trade, furniture, fixtures and other property within the leased premises, in an amount equal to the full insurable value thereof, and promise that any insurance coverage in this regard shall contain a waiver of the insurer’s right of subornation against Lessor.

16. Waiver of Subornation on Casualty Insurance.

Lessor hereby releases Lessee, to the extent of its insurance coverage, from any and all liability of any loss or damage caused by fire or any of the extended coverage casualties, notwithstanding such fire or other casualty shall be due to the fault or negligence of Lessee or its agents, provided, however, this release shall be in full force and effect only with respect to loss or damage occurring during such time as Lessor's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall, not effect such policies or the right of Lessor to recover thereunder. Lessee agrees that such insurance policies shall include such clause as long as the same is includeable without extra costs.

Lessee shall promptly deliver to the Lessor, the original(s), or true and correct copies of any and all such policies of insurance.

Lessee shall not carry any stock of goods or do or omit to do any act in or about the leased premises which will in any way impair or . invalidate the obligation of any policy of insurance on or in reference to the leased premises.

The parties shall use good faith efforts to have any and all fire, extended coverage, or any and all material damage insurance which may be carried endorsed with the following subornation clause:

This insurance shall not be invalid should the insured waive in writing, prior to a loss, any and all right of the coverage against any party for a loss occurring to the property described herein.

Lessor and Lessee mutually agree that any right of subornation afforded to the insurance carriers of their respective property insurance policies of relative to real or personal property situated in or on the leased premises is waived; and the parties undertake to give their respective insurance carriers notice of this waiver.

17. Liability Insurance.

Lessee shall, at its own cost and expense, during the term of this lease, procure and maintain in force policies of liability insurance, with Lessor as an additional assured thereunder, insuring Lessee to the amount of $2,500,000 against any loss or damage, or any claim thereof, resulting from injury or death of any one person, and to the amount of $ $2,500,000 against any loss or damage, or any claim thereof, resulting from the injury to or death of any number of persons from any one accident, as a result of or by reason of the ownership by Lessee of the leased premises, parking lot and adjacent areas owned by Lessor, and the use and occupancy thereof by Lessee; and to procure and maintain in full force and effect, during the term herein specified, a policy or policies of insurance, with Lessor as additional assured thereunder, in an amount not less than $1,000,000, insuring Lessor against any loss or damage or any claim thereof resulting from the damage to or destruction of any property belonging to any person or persons whomsoever, as a result or by reason of the ownership of Lessor of the leased premises, parking lot, or adjacent areas owned by Lessor, and the use and occupancy thereof by Lessee.

Lessee shall promptly deliver to Lessor the original or originals, or a true and exact copy, of any and all such policy or policies of insurance.

All policies shall contain a written obligation of the insurer to notify Lessor in writing at lease 10 days prior to any cancellation thereof.

18. Non-Liability of Lessor.

Lessor shall not be liable for any damage occasioned by failure to keep the premises in repair, and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes, tanks, washstand or wastepipe, in, above, upon or about the premises, nor for damage occasioned by water, snow, or ice being upon or coming through the roof, skylight, trap-door, or otherwise, or of any owners or occupants of adjacent or contiguous property.

19. Indemnification.

Lessor shall not be responsible or liable for any loss, theft, or damage to property or injury to or death of Lessee or any person on or about the leased premises, and Lessee agrees to indemnify and hold Lessor harmless therefrom unless it was caused or resulted from the negligent or willful acts of Lessor. Lessee shall hold Lessor harmless during the term of this lease, during any extension or renewal thereof, from and against any and all claims, suits, actions, demands and judgments arising out of an event or events occurring after the commencement of the primary term hereof when the proximate cause of injury to person or damage to property was not the negligence of Lessor or the negligence of an agent or employee of Lessor or of Lessor's successor. Lessee agrees not to make any claim against Lessor, and it will hold Lessor harmless therefrom, for any loss or damage to any personal property belonging to Lessee or any of its guests, customers, or occupants, or for any injuries to Lessee or any of its guests, customers, or occupants unless such loss or damage was caused or resulted from the negligent or willful conduct of Lessor.

20. Renewal.

Lessee shall have the right to renew for an additional 5 years term upon 90 days written notice to Lessor upon: Same Terms :

21. Purchase Option.

Lessee shall have the right to purchase the leased premises upon the giving of 60 days written notice for the total purchase price of $ 2.75 million, all in accordance with a real property purchase contract, receipt and escrow instructions which are attached hereto.

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22. Use by Lessee.

The premises shall be used for a reasonable office, warehousing, commercial or industrial use which is specifically described as: Administrative Offices of Blue Ridge Group, Inc. and Source Capital Group, Inc.

23. Tax on Property of Lessor.

Lessee shall pay before delinquent all taxes and assessments levied and assessed upon or against the leased premises during the term of this lease.

24. Tax on Property of Lessee.

Lessee shall pay or cause to be paid, before delinquency, throughout the primary, term of this lease and any renewals or extensions thereof, all taxes on any and all personal property owned by Lessee and situated upon the leased premises. If the Lessee fails to pay the taxes levied on or against its property as aforesaid when due and payable, Lessor may pay the same on Lessee's behalf, and Lessee shall reimburse Lessor for the same forthwith or Lessor may reimburse itself therefore out of rental payable hereunder by. Lessee, or Lessor may reimburse itself from the security deposit. Lessee shall save and hold Lessor harmless on account of any of these taxes. Lessee shall pay the Lessor the maximum legal interest rate per annum on any monies that Lessor may advance on behalf of Lessee until these monies are repaid.

25. Initial Construction and Repairs. N/A

26. Additional Space.

Lessor agrees that, in the event that Lessee desires to lease additional space from Lessor during the term of this lease, and provided that lease shall not be in default under the provisions of this lease, and provided that Lessor shall have space available, Lessor shall provide additional space upon the following terms and conditions:

a. Space will be provided in other buildings belonging to Lessor, if any, that may be hereafter described;

b. The terms of the lease for the additional space shall be negotiated between Lessor and Lessee at the time the space is provided;

c. Lessee shall deliver written notice in writing to Lessor of the needed for additional space not less than 180 days before the space is provided to the Lessor.

27. Reasonable Rules and Regulations.

In the interest of uniformity, to conform to such reasonable and non-discriminatory rules and regulations in the use of the leased premises as may be established from time to time by Lessor for the general use of the premises, Lessee agrees to abide by all rules and regulations of the building imposed by the Lessor.

The regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the premises and the building.

The rules and regulations may be changed from time to time on reasonable notice to Lessee. Breach of building rules and regulations shall not be termination of the lease unless Lessee continues to breach them after ten days written notice by Lessor, and then in the event such rules and regulations have been made for the above-stated purpose.

28. Common Areas and parking.

The term Common Area means the entire area designated for common use or benefit within the outer property limits of the building area, including but not limited to, parking lots, landscaped and vacant areas, passages for trucks and other vehicles, areaways, roads, walks, curbs, garden court and arcades, together with public stairs, ramps, shelters, porches, bus stations and loading docks, with facilities appurtenant to each, if any such areas exist or may later exist on the real property of Lessor, but excluding any area which the Lessor may have designated as a restricted area.

Subject to reasonable rules and regulations to be promulgated by Lessor, the public portions of the common area are hereby made accessible to the Lessee and its employees, agents, customers, and invitees for reasonable use in common with Lessor for the purposes for which constructed.

Lessor hereby grants to Lessee and Lessee's agents, employees and invitees the right during the term hereof, to use, in common with others entitled to the use thereof, such truckways, service corridors, service elevators and loading docks subject to such reasonable regulations as Lessor shall make from time to time.

Lessee further agrees to receive and deliver goods and merchandise and to remove all garbage and refuse only by way of the truckways and loading docks designated by Lessor for Lessee's use.

Lessor from time to time temporarily close portions of the common areas, erect private boundary marks or take further appropriate action to prevent the acquisition of public rights and such action shall not be deemed an eviction or disturbance of Lessee's use of the leased premises.

Lessee shall have, and is hereby granted, such possession and control over all portions of the entire common area, whether at the front or rear of the leased premises, as will authorize Lessee to exclude therefrom all persons who are not customers or patrons of the Lessee of the building area, who are or who may be creating a nuisance or disturbance thereon, and in particular as will authorize Lessee to maintain an action in trespass against such persons who are not patrons or customers and who are or who may be picketing thereon.

Subject to reasonable rules and regulations of the Lessor, Lessee and its employees, agents, customers and invitees shall have the use of parking areas specifically designated by Lessor for that purpose. Lessee agrees that upon written notice from Lessor, it will, within five days, furnish to Lessor the automobile license numbers assigned to Lessee's vehicles and the vehicles of all of its agents and employees.

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Lessee agrees that it shall not at any time park or permit the parking of its trucks or vehicles of others in truck passages or adjacent loading docks so as to interfere in any way with the use thereof.

Lessee, in common with Lessor and the patrons and customers of Lessee and Lessor shall have the right to use for parking purposes the parking areas adjacent to the building(s) located on the real property hereinbefore described. Nothing herein contained shall be construed in such manner as to imply that any portion of that parking area is hereby leased to that Lessee.

29. Construction and Repairs.

Lessor shall not be responsible for construction or repairs during this lease except as otherwise provided on page one of this lease.

30. Maintenance of Heater, Cooler, Drinking Water and Locks.

Lessee shall, at its own expense, be responsible for the installation, care, maintenance and replacement of all refrigerated air conditioning, coolers, and heating equipment and parts thereof saving the leased premises whether or not such equipment is located on the leased premises and whether such equipment was installed by Lessee or Lessor.

Lessee shall be responsible for locks and maintenance of locks and doors.

SECTION II

GENERAL PROVISIONS

1. Quiet Possession.

Lessor agrees that Lessee, upon paying the rentals and on performing all terms of this lease, shall peaceably have the leased premises during the term of this lease. Lessee agrees that in the event of the inability of Lessor to deliver to Lessee possession of the leased premises within 60 days of the commencement of the term as above specified, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void, but the term hereof shall be extended for a period of equal to the delay in such delivery, but Lessee shall not be liable for rent until such time as Lessor offers to deliver possession of the leased premises to the Lessee, By occupying the leased premises as a tenant, or installing fixtures, facilities, or equipment or performing finished work, Lessee shall be deemed to have accepted the same and to have acknowledged that the premises are in the condition required by this lease. In the event of any dispute, the certificate of Lessor's architect or contractor shall be conclusive that the leased premises are in the condition required by this lease and are ready for occupancy.

2. Use of Premises.

Lessee has examined and knows the condition of the leased premises, and has received the same in good order and repair, and agrees:

1.	To use these premises for reasonable office, warehousing, commercial or industrial uses which do not materially damage the leased premises.
2.	To surrender possession of these leased premises at the expiration of this lease without further notice to quit, in as good condition as reasonable use will permit.
3.	To keep the premises in good condition and repair at Lessee's own expense and not to commit or permit any waste or nuisance.
4.	Not to use the leased premises for living quarters or residence.
5.	Not to make any unlawful, immoral or improper use of the leased premises, or any occupancy thereof contrary to law or contrary to any directions, rules, regulations, regulatory bodies, or officials having jurisdiction thereof or which shall be injurious to any person or property.

3. Damages to Interior or Structure.

Lessee shall pay (a) for any expense, damage or repair occasioned by the stopping of waste pipes or overflow from bathtubs, closets, washbasins, basins or sinks, and (b) for any damage to window panes, window shades, curtain rods, wallpaper, furnishings, or any other damage to the interior of the leased premises.

4. Repairs, Maintenance and Alterations by Lessee.

The Lessee has promised that the leased premises shall at all times be kept in good order, condition and repair by Lessee, at its own expense and in accordance with all laws, directions, rules and regulations of regulatory bodies or officials having jurisdiction.

If Lessee refuses or neglects to commence repairs within 10 days after receipt of written demand from Lessor, or adequately to complete such repairs without liability to Lessor for any loss or damages that may accrue to Lessee's stock or business by reason thereof, and if Lessor shall make such repairs, Lessee shall pay to Lessor, on demand, as additional rent, the costs thereof with interest at the maximum legal rate from the date of commencement of those repairs.

Lessee shall make no changes, improvements, alterations, or additions to the leased premises unless such changes, improvements, alterations, or additions: (a) are first approved in writing by Lessor; (b) are not in violation of restrictions placed thereon by the investor financing the construction of the building; and (c) will not materially alter the character of such premises and will not substantially lessen the value thereof, Lessor may not unreasonably withhold approval, and if there is a dispute as to reasonableness, it shall be determined by arbitration.

If structural alterations become necessary because of the application to the business carried on by Lessee of any law, ordinance, .rule or regulation of any regulatory body, or because of any act or default on the part of Lessee, or because Lessee has overloaded any electrical or other facility, Lessee shall make such structural alterations at its own cost and expense, after first obtaining Lessor's written approval of plans and specifications and furnishing such indemnification against liens, costs, damages and expenses as Lessor may reasonably require.

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Lessee may place partitions and fixtures (including light fixtures) and make improvements and other alterations in the interior of the leased premises at its own expense. These improvements or alterations installed or made by Lessee, other than those of a structural nature, shall remain the property or the Lessee provided, however, that prior to commencing any such work Lessee shall first obtain the written consent of Lessor to the proposed work.

Lessor may require that such work be done by Lessor's own employees or under Lessor's direction but at the expense of the Lessee, and Lessor may, as a condition to consenting to such work, require that Lessee give security that the premises will be completed, free and clear of liens and in a matter satisfactory to Lessor, and that the premises will be repaired by Lessee or restored by Lessee to its former condition at the termination of the lease at Lessee's sole cost and expense.

5. Mechanics and Other Liens Imposed by Lessee.

Lessee shall keep the leased premises and the improvements thereon at all times during the term hereof free of mechanics and materialmen's liens and other liens of like nature, other than liens created and claimed by reason of any work done by or at the instance of Lessor, and at all times shall fully protect and indemnify Lessor against all such liens or claims and against all attorneys' fees and other costs and expenses growing out of or incurred by reason or on account of any such liens or claims. Should Lessee fail to fully discharge any such lien or claim, Lessor, at its option, may pay the same or any part thereof, and Lessor shall be the sole judge of the validity of such lien or claim.

All amounts so paid by Lessor, together with interest thereon at the maximum legal rate from the time of payment by Lessor until repayment by Lessee, shall be paid by Lessee upon demand, and if not so paid, shall continue to bear interest at the aforesaid rate interest payable monthly, as additional rent.

6. No Signs without Approval of Lessor.

Any and all signs placed by or for Lessee on the exterior of the leased premises, or on the real property on which the leased premises are located, shall be so placed and allowed to remain in place only with the approval of Lessor in writing.

Nor shall Lessor, or its successor or the owner of the leased premises, be charged with the costs of installing, maintaining, changing, or removing such sign or signs. Lessor shall have the right to approve the design, type, size, lettering and location of every sign to be erected in, upon or about the leased premises.

Any signs placed upon or about such leased premises shall, upon the end of the term of the lease or upon the earlier termination thereof, be removed by Lessee, and Lessee shall repair any damage to the leased premises which shall he occasioned thereto by reason of such removal.

7. No Exterior Paint Without Lessor Approval.

Lessee shall not decorate or paint the exterior of the leased premises, or any part thereof, except in the manner, and of a color, approved by Lessor.

8. Trash Control.

Lessee shall provide and maintain sanitary and rat-proof receptacles with covers at or about the leased premises in which to place any and all refuse or trash, and to place this refuse and trash in receptacles. Lessee shall make Lessee's own arrangements and pay for garbage and trash pick-up service on or from the leased premises, and shall not permit the same to accumulate and remain on the premises except during reasonable intervals between pick-up service.

9. Sidewalk Maintenance.

At all times, Lessee shall keep the sidewalks in front of the leased premises clean and in a sightly and sanitary condition, and not exhibit or display any goods, wares or merchandise thereon.

10. Replacement of Glass.

At Lessee's own cost and expense, Lessee shall replace all glass in, upon or about the leased premises that shall be broken during the term herein specified unless caused by Lessor, an agent or employee of Lessor, or Lessor's successor.

11. Right of Re-Entry.

Lessor shall have the right, by itself or agent or with others, to enter the premises at reasonable hours to examine or exhibit the .premises, or to make such repairs and alterations as shall be deemed necessary for the safety and preservation of the building, to inspect and examine, to post such notices as Lessor may deem necessary to protect Lessor against loss from liens of laborers, materialmen or others, and for the purpose of permitting or facilitating Lessor's performance of its obligations hereunder, or for any other reasonable purpose which does not materially diminish Lessee's enjoyment or use of the leased premises.

Lessee expressly waives any claim for damages, including loss of business, resulting from Lessor's entry, from the erecting of scaffolding or other structures to facilitate repairs, or from Lessor's other reasonable activities for the purpose of altering, improving, or repairing the leased premises in conformity herewith.

Lessee agrees to permit Lessor, at any time within 60 days prior to the expiration of this lease, to place upon or in the window of the leased premises any usual or ordinary For Rent or similar sign and to allow prospective tenants, applicants or agents of Lessor to enter and examine the leased premises during the last 60 days of the term hereof, and to permit Lessor or Lessor's agents, at any time during the term hereof, to conduct prospective purchasers through the leased premises during reasonable business hours.

12. Assignment or Sub-Letting.

No assignment, sublease or sale of this lease or any interest therein may be made by Lessee without the written consent of Lessor having first been obtained thereto, which consent Lessor shall grant unless Lessor has a valid reason, which can be substantiated, If there is a dispute as to whether Lessor has a valid reason for withholding consent, it shall be determined by arbitration.

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Any attempted assignment, sublease or sale of this lease or any interest therein shall be null and void and have no effect unless such consent shall have been obtained. Any assignment by operation of law shall be subject to the same conditions and restrictions as an assignment by Lessee. If such consent is given by Lessor, any and all sub-Lessees shall be responsible tenants, and Lessee shall not be relieved of any liability hereunder by Lessee's assignment, vacation or subletting thereof.

It is agreed that one of the conditions moving Lessor to make this lease is the personal confidence reposed by it in Lessee, combined with the belief that Lessee will be a tenant and occupant satisfactory to Lessor.

Nothing herein shall prevent the. Lessor from assigning its interest under this lease, provided, however, that any assignee Shall be subject to the same obligations and duties as the original Lessor.

13. Right of Lessor to Pay Obligations of Lessee to Others.

If Lessee shall fail or refuse to pay any sums due to be paid by it under the provisions of this lease, or fail or refuse to. maintain the leased promises or any part thereof as herein provided, then, and hi such event, Lessor, after 10 days notice in writing by Lessor to Lessee, shall have the right to pay any such sum or sums due to be paid by Lessee and to do and perform any work necessary to the proper maintenance of the leased premises; and the amount of such sum or sums paid by Lessor for the account of Lessee and the cost . of any such work, together with interest thereon at the maximum legal rate from the date of payment thereof by Lessor until the repayment thereof to Lessor by Lessee, shall forthwith be paid by Lessee upon demand in writing.

The payment by Lessor of any such sum or sums Or the performance by Lessor of any such work shall be prima facie evidence of the necessity therefor.

14. Surrender and Return of Leased Premises.

On the last day of the term hereby created or on the sooner termination thereof, Lessee shall peaceably surrender the leased premises on good order, condition and repair, broom clean-fire and other unavoidable casualty, reasonable wear and tear only excepted. On or before the last day of the term hereby created or on the sooner termination thereof, Lessee shall, at its expense, remove its trade fixtures, signs and carpeting from the leased premises and any property not removed shall be deemed abandoned. All alternations, additions, improvements and fixtures (other than Lessee's trade fixtures, signs and carpeting) which shall have been made or installed by either Lessor or Lessee upon the leased premises and all hard surface bonded or adhesively affixed flooring shall, without charge, remain upon and be surrendered with the leased premises as a part thereof, without disturbance, molestation or injury.

If the leased premises be not surrendered on the last day of the term hereby created or on the sooner termination thereof, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, claims made by any succeeding tenant founded on such delay. Lessee shall promptly surrender all keys for the leased premises, at the place then fixed for payment of rent and shall inform Lessor of combinations on any locks and safes on the leased premises.

15. Event of Default.

Each of the following shall be deemed an Event of Default:

1. Default in the payment of rent or other payments hereunder,

b.               If Lessee shall default in the performance or observance of any covenant or condition of this lease by the Lessee to be performed or observed, or if Lessee shall fail to make reasonable efforts in the light of the surrounding circumstances to keep substantially all the premises occupied and open for business following the expiration of the period of 10 days giving notice. of such default or defaults or failure to Lessee by Lessor.

c.              Abandonment of the premises.

d.              The filing or execution or occurrence of:

(1)              A petition in bankruptcy by or against Lessee.

(2)              A petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act.

(3)              Adjudication of Lessee as a bankrupt or insolvent: or insolvency in the bankruptcy equity sense.

(4)              An assignment for the benefit of creditors whether by trust, mortgage, or otherwise.

(5)              A petition or other proceeding by or against Lessee for, or the appointment of, a trustee, receiver, guardian, conservator or liquidator of Lessee with respect to all or substantially all its property.

(6)              A petition or other proceeding by or against Lessee for its dissolution or liquidation, or the taking of possession of the property of the Lessee by any governmental authority in connection with dissolution or liquidation.

(7)              The taking by any person of the leasehold created hereby or any part thereof upon execution, attachment, or other process of law or equity.

16. Fair Notice of Default.

The parties are desirous of giving one another fair notice of any default before sanctions are imposed. In the event of an act of default with respect to any provision of this lease, neither party can institute legal action with respect to such default without first complying with the following conditions:

a.              Notice of such event of default must be in writing and mailed to the other party by U.S. Certified Mail, return receipt requested;

b.              Such written notice shall set forth the nature of the alleged default in the performance of the terms of this lease and shall designate the specific paragraph(s) therein which relate to the alleged act of default;

c.              Such notice shall also contain a reasonably understandable description of the action to be taken or performed by the other party in order to cure the alleged default and the date by which the default must be remedied, which date can be not less than ten business days from the date of mailing the notice of default.

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17. Termination.

Upon occurrence of any Event of Default, and after proper notice of default has been given, Lessor may, at its option, in addition to any other remedy or right given hereunder or by law;

a.              Give notice to Lessee that this lease shall terminate upon the date specified in the notice, which date shall not be earlier than five days after the giving of such notice; or,

b.              Immediately after ten days of default, and without further notice or demand, enter upon the leased premises or any part thereof, in the name of the whole, and upon the date specified hi such notice, or any other notice pursuant to law, or upon Such entry, this lease and the term thereof shall terminate.

18. Repossession.

Upon termination of this lease .as hereinabove provided, or pursuant to statute, or by summary proceedings or otherwise, the Lessor, may enter forthwith, without further demand or notice upon any part of the premises, in the name of the whole, if he has not theretofore done so, and resume possession wither by summary proceedings, or by action at law or in equity, or by force or otherwise, as Lessor may determine, without being liable in trespass or for any damages. In no event shall such re-entry or resumption of possession or reletting as hereafter provided be deemed to be acceptance or surrender of this lease or a waiver of the rights or remedies of Lessor hereunder.

19. Court Action, Attorneys Fees and Costs.

If, upon failure of either party to comply with any of the covenants, conditions, rules or regulations of and in this lease, suitor arbitration should be brought for damages on account thereof, or to enforce the payment of rent herein stipulated, or to recover possession of the premises or to enforce any provision hereof; the losing party agrees to pay to the prevailing party reasonable costs and expenses incurred in prosecuting these suits or arbitration, as determined by the court or arbitrator, including attorneys? fees and the value of time lost by the prevailing party or any of its employees in preparing for or participating in any arbitration or litigation in connection therewith, Interest shall accrue on that award at the maximum legal rate on all monetary amounts awarded for principal, interest, attorney fees, costs and all other amounts, from the date of that award until paid.

20. Default by Lessor

In the event of any default by Lessor, Lessee, before exercising any rights that it may have at law to cancel this lease, must first send notice by registered or certified mail to Lessor, and shall have offered Lessor fifteen (15) days in which to correct and cure the default or commence a good faith effort to cure such default.

21. Reletting after Termination.

Upon termination of this lease in any manner above provided, Lessor shall use reasonable efforts to relet the premises.

Lessor shall be deemed to use reasonable efforts if it leases the whole or any part of the premises, separately, or with other premises, for any period equal to or less than or extending beyond the remainder of the original term, for any sum or to any Lessee or for any use it deems reasonably satisfactory or appropriate.

22. Damages.

Upon termination of this lease in any manner above provided, or by summary proceedings or otherwise, Lessee shall pay to Lessor forthwith without demand or notice the sum of the following:

a.              All rent, additional rent and other payments accrued to the date of such termination and a proportionate part of the rent otherwise payable payable for the month in which such termination occurs.

b.              The costs of making all repairs, alterations and improvements required to be made by Lessor hereunder, and of performing all covenants of Lessee relating to the condition of the premises during the term and upon expiration or sooner termination of this lease, such costs to be deemed prima facie to be the costs estimated by a reputable architect or contractor selected by Lessor or the amounts actually expended or incurred thereafter by Lessor.

c.              The attorneys' fees and other costs detailed in paragraph 19 (Court Action, Attorneys' Fees and Costs).

d.              An amount equal to liquidation damages or indemnity payments whichever is larger, determined and payable as set forth below:

(1)              Liquidation damages means an amount equal to the excess of the rent, additional rent and other payments reserved in this lease for the portion of the term remaining after termination of the lease (Hereinafter referred to as the unexpired term) over the then fair and reasonable rental value of the premises for such period of the term.

(2)              Indemnity payments means all the rent, additional rent and other payments reserved under this lease which would have become due and owing thereunder from time to time during the unexpired term, less, to the extent not previously deducted or credited, the rent, additional rent and other payments actually collected and allocable to the premises or to the portions thereof relet by Lessor, and plus, to the extent not previously charged, the costs and expenses, including but not limited to reasonable attorneys’ and brokers’ fees and expenses, paid or incurred by Lessor in connection with:

(a)              Obtaining possession of the premises.

(b)              Removal and storage of Lessee's or other occupant's property.

(c)              Care, maintenance and repair of the premises while vacant,

(d)              Reletting the whole or any part of the premises (which reletting may be for a period or periods of time less than the unexpired term hereof or extending beyond the term hereof.)

(e)              Repairing, altering, renovating, partitioning, enlarging, remodeling or otherwise putting the premises, either separately or as part of larger premises, into condition acceptable to, and reasonably necessary to obtain new tenants,

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Such costs and expenses shall be deemed prima facie to be the amounts therefor invoiced to Lessor or actually expended or incurred therefor by Lessor.

Lessee shall, without prior demand or notice, make indemnity payments monthly on arrears with respect to such portion thereof as includes rent (as distinguished from additional rent and other payments) and upon the respective dates provided therefor in the lease with, respect to additional rent and other payments, Lessor may sue for all such indemnity payments as they accrue without waiting until the date fixed in the lease as the expiration date thereof. Any action or proceeding to recover liquidated damages shall not be a waiver of Lessor's right to recover indemnity payments and vice versa, but in any action or proceeding to recover indemnity payments to the extent that they include rent (as distinguished from additional rent and other payments), brought contemporaneously With or after an action or proceeding to recover liquidated damages which has not been discontinued, there shall be deducted from the claim for indemnity payments (to the extent not previously deducted or credited) such portion of the liquidated damages as is in the same proportion to such liquidated damages as the portion of the unexpired term from which monthly indemnity payments have accrued bears to the unexpired term.

23. Operating Costs.

All operating expenses of Lessee of whatever nature, are the sole obligation of Lessee.

24. Landlord’s Lien.

Upon the termination of this lease in any of the manners herein provided, or upon default by Lessee under any of the provisions hereof, Lessor may enter the leased premises and remove any and all personal property of Lessee and may retain possession of such personal property until all charges of any kind, including rent, storage or damages, shall be paid in full.

25. Abandonment.

If Lessee shall be in default in the payment of the rental and shall vacate or abandon the premises or any part thereof (an absence of Lessee therefrom for a period of five days after such default shall be considered such an abandonment thereof), Lessor may, if it so elects, re-enter the leased premises and remove. the contents and take possession of the leased premises and relet the same or any part thereof, at such rental and upon such terms and conditions as it may deem proper and apply the proceeds thereof, less the expenses, including the usual agent’s commission so incurred, upon the amount due from Lessor hereunder, and Lessee shall be liable for any deficiency.

If Lessor shall take possession of the premises and relet the same, such reletting shall not operate as a termination of this lease unless Lessor so elects, such election to be evidenced by written notice to Lessee; nor shall such action by Lessor operate as a waiver of any rights or remedies or Lessor hereunder.

26. Holdover

If Lessee shall holdover after the expiration of the term hereof, with the consent of Lessor, express or implied, such tenancy shall be from month to month only, and not a renewal hereof; and Lessee agrees to pay rent and all other charges as hereinabove provided, and also to comply with all covenants of this lease for the time Lessee holds over. If Lessee shall hold over without the consent of Lessor, express or implied, then Lessee shall be construed to be a tenant at sufferance at double the rent herein provided, prorated by the day until possession is returned to Lessor, If Lessee shall hold over with the consent of Lessor. Lessee shall be entitled to possession until Lessor has given Lessee 30 days notice that such month to month tenancy shall be terminated; otherwise, notice is only required as hereinafter provided as notice of default.

27. Destruction of Leased Premises.

If the leased premises shall, at any time during the term herein specified, be damaged or destroyed by fire or other unavoidable casualty to the extent that the leased premises shall be unfit for occupancy and use by Lessee, and to the extent that the same cannot be rebuilt or restored by Lessor within 120 days thereafter, then and in such event, either Lessor or Lessee may, at their respective option, terminate this lease by notice in writing to the other of them within ten days after such damage or destruction; provided, however if the leased premises can be rebuilt or restored within 120 days, Lessor shall, at its own cost and expense and with due diligence, rebuild and restore the leased premises, and a just and proportionate part only of the rentals hereby reserved shall be paid by Lessee to Lessor until such work shall have been completed. During such reconstruction, should the Lessee be forced to lease other premises, such amount paid for the other premises shall be deducted from the amount owed to Lessor, provided that such deduction shall not exceed the amount owed Lessor.

If Lessor shall rebuild or restore the leased premises, then and in such event, the full amount of the insurance payable under policies of fire insurance shall be paid to Lessor for use in the rebuilding and restoration of the leased premises.

28. Removal of Trade Fixtures.

Lessee shall have the right, upon the expiration of the term of this lease, or at any time during such term if Lessee shall not be in default, to remove from the leased premises all fixtures and equipment placed thereon by Lessee, even though permanently affixed to the leased premises; provided, however, that Lessee, in effecting removal, shall restore the leased premises to a good, safe, sound, orderly and sightly condition.

29. Eminent Domain.

If the leased premises or any part thereof shall be taken by eminent domain, which taking shall render the remainder of the leased promises unsuitable for occupancy and use by Lessee for the purpose intended by Lessee, then and in such event, the full current amount payable to the date of taking, or the prorated amount of that month’s rent to the date of taking, shall be paid to Lessor, and this lease shall terminate as of the date of taking.

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If only a part of the leased premises shall be taken by eminent domain, and such taking shall not unduly interfere with the occupancy and use of the leased premises for the purpose intended by Lessee, then and in such event, the full amount payable for and upon such taking shall be paid to Lessor, and from and after the date of such taking only a just and proportionate part of the rentals for the leased premises hereby reserved shall be paid by Lessee.

Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's leasehold interest, to Lessee's business by reason of the condemnation, and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment.

30. Subordination.

If Lessor shall desire at any time, and from time to time to secure a loan or loans upon the security of the real property and the improvements thereon, including the leased premises, then and in such event, Lessee hereby agrees to make and enter into a subordination agreement or agreements with any responsible lending agency that Lessor shall, designate, wherein and whereby Lessee's rights, titles and interests in and to the real property and the improvements are subordinated to the lien of any mortgage or mortgages to be made, executed and delivered by Lessor as security for that loan or loans; provided, however, that the subordination shall be upon the following conditions:

a.              The execution of the subordination agreement or agreements by Lessor shall impose no personal liability whatsoever upon Lessee.

b.              Any such mortgage or mortgages shall provide that the mortgagee shall agree to give to Lessee all notices required to be given to Lessor as mortgagor under the terms and conditions of those mortgages, or any loan agreement or agreements, or under the laws of the state where the leased premises are situated,

c.              The mortgage or mortgages shall further provide that in the event of any default on the part of Lessor under the terms and conditions thereof or the obligation secured, Lessee may, at its own election, cure such default, and any amount expended by Lessee in so doing shall be paid by Lessor to Lessee, with interest thereon at the maximum legal rate per annum from the time or times any expenditure or expenditures for such purpose were made, upon demand by Lessee therefor.

d.              Lessor shall indemnify and hold harmless the Lessee of and from any and all liability, cost or expense to which Lessee may be put by reason of the failure of Lessor to keep and perform any of the covenants and agreements set forth and contained in such mortgage or mortgages and the obligations thereby secured.

31. Sale by Lessor.

In the event of a sale or conveyance by Lessor of all or part of the leased premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this lease, This lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

32. Applicable Law.

This lease shall be subject to and governed by the laws of the state where the leased premises are situated, regardless of the fact that one or more of the parties now is or may become a resident of a different state.

33. Assignment of Personal Property Warranties.

Lessor hereby assigns to Lessee any and all rights it has under any manufacturers' or dealers' warranties covering the personal property and fixtures leased herein.

34. If any prorations are required to be made under the terms of this lease, the prorations shall be made as of the first day of the lease term.

SECTION III

GENERAL PROVISIONS

1. Arbitration

At the option of either party, disputes may be settled by arbitration. The manner of arbitration shall be as follows:

The parties adopt by reference the provisions of the Uniform Arbitration Act and agree that, should any bona fide disputes arise out of this agreement or out of the agreed performances of the parties pursuant thereto, the parties may elect to arbitrate that dispute by the Lessor and Lessee selecting and agreeing upon a disinterested attorney to serve as arbitrator.

Should one of the parties or his attorney refuse or delay the selection of an arbitrator for more than ten days after the mailing of written notice, mailed to its last known address, stating a desire to arbitrate, then the party desiring arbitration may petition the court or a court commissioner ex parte to have an arbitrator selected, and the costs and reasonable attorneys' fees for this shall be charged against the delinquent party in the arbitration award.

The parties shall share the costs of the arbitrator’s services, comply with his arbitration procedures, and abide by his award within ten days after receiving a copy of his decision.

If, for some reason, the parties cannot agree on a disinterested attorney, then the parties shall each select one attorney apiece, and these two attorneys shall select a disinterested attorney.

The arbitrator shall assess the fees of the arbitrator against the losing party based upon the prevailing hourly rates and out-of-pocket expenses.

After the award by the arbitrator, should the losing party take the matter to court, then the arbitrator shall set an amount as reasonable attorneys' fees and costs of the contemplated court proceedings for the losing party to pay to the other party as a prerequisite to the filing of a court action by the losing party.

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Should it be necessary for either party to seek the assistance of a court to enforce the arbitration award, then, in that event, the losing party shall pay to the winning party an amount which is determined by the court for the court costs, reasonable attorneys' fees, and the time lost to the winning party for his or his agents' having to prepare for and appear in a court action.

2. Corporate Lessee.

If Lessee is a corporation, then if, at any time during the term of this lease, any part or all the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation. of law or other disposition, so as to result in a change in the present control of the corporation by the person or persons now owning a majority of the corporate shares, Lessor may terminate this lease and the demised term at any time after such change in control by giving Lessee 60 days prior written notice of such termination.

3. Corporate Authority.

If Lessee is a corporation, each person executing this lease represents and warrants that he is duly authorized to execute and deliver this lease on behalf of the corporation. Those persons further represent that the tents of this lease are binding upon the corporation. The corporation shall deliver to Lessor a certified copy of its Board of Directors resolution ratifying or authorizing the execution of this lease within thirty (30) after its execution.

4. Nature of Relationship Between Parties.

The sole relationship between the parties created by this agreement is that of Lessor and Lessee, Nothing contained in this lease shall be deemed, held, or construed as creating a joint venture or partnership between the parties.

5. Notices.

Copies of all notices and communications concerning this lease shall be mailed to the parties at the, addresses written on page one of this lease, and any change of address shall be communicated to the other party in writing. Any documents which may adversely affect the rights of any party to this lease shall be dispatched by certified mail, return receipt requested. For all documents mailed to persons in the continental United States, the time period on all notices shall begin running on the day following the date that the document is postmarked. For documents mailed to persons outside the continental United States, the time period begins to run on the date that the document is received by the other party.

6. Waiver and Consent.

Lessor's consent to or waiver of any of the terms or conditions of the lease on any one occasion shall not be deemed a waiver or consent with regard to any such term or condition for any other occasion or to any other act or conduct. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition.

Whenever under this lease provision is made for Lessee to secure the written consent or approval by Lessor, such consent or approval shall be in writing and shall not be unreasonably withheld.

No covenant, term or condition of this lease shall be waived except by written consent of the Lessor and the forbearance by Lessor in any regard whatsoever shall not constitute a waiver of the covenant, term or condition to be performed.

7. Provisions of Lease.

Each term and each provision of this lease to be performed by Lessee shall be construed to be both a covenant and a condition.

SECTION IV

CONSTRUCTION AND INTERPRETATION

1. Entire Agreement.

The terms of this document constitute the entire agreement between the parties, and the parties represent that there are no collateral agreements not otherwise provided within the terms of this agreement.

2. Stakeholding.

If any earnest money or security deposit or bond is required by this agreement, it shall be provided by the purchase of an interest-bearing certificate of deposit or its equivalent or by placing the funds in an interest-bearing saving account in the joint names of the adverse contracting parties. The certificate of deposit or the savings account passbook shall be placed in escrow with a stakeholder other than the parties until the conditions or performance occur which permit the release of the funds or require the return of the funds, at which time the parties shall jointly sign the necessary documents to release the funds. The party who is eventually entitled to the funds in whole or in part shall also be entitled to all the interest accrued on his pro rata share of such funds.

3. Interpretation.

Whenever any word is used in this agreement in the masculine gender, it shall also be construed as being used in the feminine and neuter genders, and singular usage shall include the plural and vice versa, all as the context shall require.

4. Partial Invalidity.

If any provision of the contract is held to be invalid or unenforceable, all the remaining provisions shall nevertheless continue in full force and effect.

5. Marginal Headings.

The marginal and topical headings of the paragraphs of this agreement are for convenience only, and are not to be considered a part of this agreement or used in determining its content or context.

6. Modification.

Any modification or amendment off this agreement shall be in writing and shall be executed by all parties.

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/s/ Robert Burr		/s/ Stephen Larkin
Signature of Lessor		Signature of Lessee

Signature of Lessor		Signature of Lessee

State of Kentucky	)
County of Warren	)ss

Subscribed and sworn before me this 27th day of November, 2012,

by Robert Burr

Notary Public Kimberly Dawn Flora (Seal)

my commission expires 04/12/2016

State of Kentucky	)
County of Warren	)ss

Subscribed and sworn before me this 27th day of November, 2012,

by Stephen Larkin

Notary Public Kimberly Dawn Flora (Seal)

my commission expires 04/12/2016

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Exhibit A

BUILDING SKETCH

Office Square Feet- 10,782

Warehouse,Gym

Print Room, Other

Square Feet - 13,423

Total- 24,205

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